Exhibit 10.27.4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

FIFTH AMENDMENT TO UNITED EXPRESS AGREEMENT

This Fifth Amendment to the United Express Agreement (the ‘‘Amendment’’) is effective as of January 4, 2011 (the “Effective Date”) by and between UNITED AIR LINES, INC., a Delaware corporation, with its corporate offices located at 77 West Wacker Drive, Chicago, Illinois 60601 (“United”), and SHUTTLE AMERICA CORP., an Indiana corporation, having its principal mailing address at 8909 Purdue Road, Suite 300 Indianapolis, IN 46268 (“Shuttle America” or “Contractor”).

WHEREAS, the parties previously entered into that certain United Express Agreement dated as of December 28, 2006 and denominated as United Contract # 172884, as previously amended by the parties (the “Agreement”); and

WHEREAS, pursuant to Article XXXI of the Agreement, the parties may modify or amend the Agreement; and

WHEREAS, the parties desire to further amend the Agreement [***]; and

NOW THEREFORE, for good and valuable consideration, the receipt, sufficiency, and adequacy of which arc hereby acknowledged, the parties hereby agree as follows:

I.	DEFINITIONS

A. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement.

II.	SCOPE, TERM, and CONDITIONS

A. The “MISCELLANEOUS” section of APPENDIX I (United Express Service Standards) to the Agreement is hereby amended by the addition of the following subsection:

“CARGO PRODUCT - [***]

For all United-contracted E170 aircraft operated by Contractor under the [***] only, when such aircraft only [***], Contractor will accept the following for carriage:

[***].”

III. MISCELLANEOUS. Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment are deemed to be incorporated in, and made a part of, the Agreement. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the Effective Date.

UNITED AIR LINES, INC.		SHUTTLE AMERICA CORP.

By:	/s/ Alex Marren	By:	/s/ Timothy Dooley
	Alex Marren		Timothy Dooley
	SVP System Ops Control & United Express		Vice President, Financial Planning and Analysis